                               EXCHANGE AGREEMENT




                                     Between




                          ROYAL ACCEPTANCE CORPORATION,

                          RIT AUTO LEASING GROUP, INC.,



                                       and


                      ALLIANCE HOLDINGS LIMITED PARTNERSHIP














                               Dated July 13, 1999

                               EXCHANGE AGREEMENT

         THIS EXCHANGE AGREEMENT (hereinafter referred to as this "Agreement"), is entered into as of this 12th day of July, 1999, by and among Royal Acceptance Corporation , a Delaware corporation ("Royal"), RIT Auto Leasing Group, Inc., a New York corporation ("RIT") and Alliance Holdings Limited Partnership, the beneficial owner of 100 shares of common stock of RIT common stock, which constitutes 100% of the outstanding capital stock of RIT ("RIT Shareholder").

                                    Premises

         This Agreement provides for the acquisition by Royal of all of the issued and outstanding shares of RIT solely in exchange for voting shares of Royal, on the terms and conditions hereinafter provided, all for the purpose of effecting a so-called "tax-free" reorganization pursuant to Sections 368(a)(1)(B) of the Internal Revenue Code of 1954, as amended.

                                    Agreement

         NOW THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived herefrom, it is hereby agreed as follows:

                                    ARTICLE I

                   REPRESENTATIONS, COVENANTS, AND WARRANTIES
                                    OF ROYAL

         As an inducement to, and to obtain the reliance of the RIT Shareholder, Royal represents and warrants as follows:

         Section 1.01 Organization. Royal is a corporation duly organized, validly existing, and in good standing under the laws of the state of Delaware. Royal has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in Schedule 1.01 are complete and correct copies of the certificate of incorporation, as amended, and bylaws of Royal as in effect on the date hereof. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of the certificate of incorporation or bylaws. Royal has taken all action required by law, its articles of incorporation, its bylaws, or otherwise to authorize the execution and delivery of this Agreement. Royal has full power, authority, and legal right and has taken all action required by law, its certificate of incorporation, bylaws, and otherwise to consummate the transactions herein contemplated.

         Section 1.02 Capitalization. The authorized capitalization of Royal consists of 25,000,000 shares of common stock, $.001 par value per share, of which approximately 1,867,409 shares are currently issued and outstanding and 1,000,000 shares of preferred stock $.001 par value per share, none of which have been issued. A shareholder list is set forth in Schedule 1.02. All issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of the pre-emptive or other rights of any person. There are no options, warrants, rights or convertible securities outstanding to purchase any capital stock of Royal.

         Section 1.03 Subsidiaries and Predecessor Corporations. Royal does not have any subsidiaries and does not own, beneficially or of record, any shares of any other corporation.

         Section 1.04  Financial Statements.

                  (a) Included in Schedule 1.04(a) are the unaudited financial statements of Royal for each of its last two fiscal years ended March 31, 1999.

                  (b) All such financial statements have been prepared in accordance with generally accepted accounting principles. The unaudited balance sheet presents fairly as of its date the financial condition of Royal. Except as set forth on Schedule 1.04(b), Royal did not have, as of the date of such balance sheet, except as and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected in a balance sheet or the notes thereto, prepared in accordance with generally accepted accounting principles, and all assets reflected therein are properly reported and present fairly the value of the assets of Royal in accordance with generally accepted accounting principles. The statements of income, stockholders' equity, and changes in financial condition reflect fairly the information required to be set forth therein by generally accepted accounting principles.

                  (c) Royal has filed all state, federal, or local income tax returns required to be filed by it from inception to the date hereof. Except as set forth on Schedule 104(c), Royal does not owe any federal, state, county, local, or other taxes (including any deficiencies, interest, or penalties) through the date hereof, for which Royal may be liable in its own right or as a transferee of the assets of, or as a successor to, any other corporation or entity. Furthermore, except as accruing in the normal course of business, Royal does not owe any accrued and unpaid taxes to date of this Agreement.

                  (d) The books and records, financial and otherwise, of Royal are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices.

                  (e) Royal has good and marketable title to its assets and, except as set forth in the financial statements of Royal or the notes thereto, has no material contingent liabilities, direct or indirect, matured or unmatured.

         Section 1.05 Information. The information concerning Royal set forth in this Agreement and in the Schedules attached hereto is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.


         Section 1.06 Absence of Certain Changes or Events. Except as set forth in this Agreement, since March 31, 1999:

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                  (a) there has not been (i) any material adverse change in the business, operations, properties, assets, or financial condition of Royal; or (ii) any damage, destruction, or loss to Royal (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or financial condition of Royal;

                  (b) Royal has not (i) amended its certificate of incorporation or bylaws; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are extraordinary or material considering the business of Royal; (iv) made any material change in its method of management, operation, or accounting; (v) entered into any other material transaction; (vi) made any accrual or arrangement for payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its employees whose monthly compensation exceeds $1,000; or (viii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees;

                  (c) Royal has not (i) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent); (ii) paid any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent Royal balance sheet; (iii) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights, or canceled, or agreed to cancel, any debts or claims; (iv) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of Royal; or (v) except as reflected on Schedule 1.02, issued, delivered, or agreed to issue or deliver any stock, bonds or other corporate securities including debentures (whether authorized and unissued or held as treasury stock).

         Section 1.07 Title and Related Matters. Royal has good and marketable title to all of its properties, inventory, interests in properties, and assets, real and personal, which are reflected in the most recent balance sheet or acquired after that date (except properties, interests in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all liens, pledges, charges, or encumbrances except
(a) statutory liens or claims not yet delinquent; and (b) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties. Royal owns, free and clear of any liens, claims, encumbrances, royalty interests, or other restrictions or limitations of any nature whatsoever, any and all products it is currently manufacturing, including the underlying technology and data, and all procedures, techniques, marketing plans, business plans, methods of management, or other information utilized in connection with Royal's business. No third party has any right to, and Royal has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, tradenames, or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling, or finding, would have a materially adverse effect on the business, operations, financial condition, income, or business prospects of Royal or any material portion of its properties, assets, or rights.

         Section 1.08 Litigation and Proceedings. There are no actions, suits, proceedings, or investigations pending or, to the knowledge of Royal, after reasonable investigation, threatened by or against Royal or affecting Royal or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. Royal does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

         Section 1.9  Contracts.

                  (a) There are no material contracts, agreements, franchises, license agreements, or other commitments to which Royal is a party or by which it or any of its assets, products, technology, or properties are bound;

                  (b) All contracts, agreements, franchises, license agreements, and other commitments to which Royal is a party or by which its properties are bound and which are material to the operations of Royal taken as a whole are valid and enforceable by Royal in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;

                  (c) Royal is not a party to or bound by, and the properties of Royal are not subject to, any contract, agreement, other commitment or instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, decree, or award which materially and adversely affects, or in the future may (as far as Royal can now foresee) materially and adversely affect, the business, operations, properties, assets, or financial condition of Royal; and

                  (d) Royal is not a party to any oral or written (i) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, agreement, or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended; (iii) agreement, contract, or indenture relating to the borrowing of money;
         (iv) guaranty of any obligation, for the borrowing of money or otherwise; (vi) collective bargaining agreement; (vii) agreement with any present or former officer or director of Royal or (viii) contract, agreement, or other commitment, with the exception of professional fees to accountants and attorneys related to this Agreement and, involving payments by it of more than $1,000 in the aggregate.

         Section 1.10 Material Contract Defaults. Royal is not in default in any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets, or financial condition of Royal and there is no event of default in any material respect under any such contract, agreement, lease, or other commitment in respect of which Royal has not taken adequate steps to prevent such a default from occurring.

         Section 1.11 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which Royal is a party or to which any of its properties or operations are subject.

         Section 1.12 Governmental Authorizations. Royal has all licenses, franchises, permits, and other governmental authorizations that are legally required to enable it to conduct its business in all material respects as conducted on the date hereof. Except for compliance with federal and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by Royal of this Agreement and the consummation by Royal of the transactions contemplated hereby.

         Section 1.13 Compliance With Laws and Regulations. Royal has complied with all applicable statutes and regulations of any federal, state, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or financial condition of Royal or except to the extent that noncompliance would not result in the incurrence of any material liability for Royal.

          Section 1.14 Insurance. All the insurable properties of Royal, if any, are insured in their full replacement value against all risks customarily insured against by persons operating similar properties in localities where such properties are located and under valid and enforceable policies by insurers of recognized responsibility. Such policy or policies, if any, containing substantially equivalent coverage will be outstanding on the date of consummation of the transactions contemplated by this Agreement.

         Section 1.15 Approval of Agreement. The board of directors of Royal has authorized the execution and delivery of this Agreement and has approved the transactions contemplated hereby, and approved the submission of this Agreement and the transactions contemplated hereby to the shareholders of Royal for their approval with the recommendation that the reorganization be accepted if it has been deemed necessary.

         Section 1.16 Labor Relations. Royal has not had a work stoppage resulting from labor problems. To the knowledge of Royal, no union or other collective bargaining organization is organizing or attempting to organize any employee of Royal.

         Section 1.17 Royal Schedules. Royal has delivered to RIT a copy of the board of directors' and shareholders' minutes (if applicable) of Royal approving this transaction.

         Section 1.18 Additional Capital. Within ninety days from the Closing Date (as that term is defined in Section 4.03 hereof) contemplated by this Agreement, the present principal shareholders of Royal will arrange for a minimum of $600,000 of additional equity capital to be invested in Royal (the "Additional Equity Investment"). In the event the Additional Equity Investment is not made, Royal shall issue to the RIT Shareholder to 1,500,000 additional shares of Royal common stock, on a pro rata basis, based upon the actual amount of the Additional Equity Investment. For example, if a $200,000 Additional Equity Investment is made, the RIT Shareholder will receive an additional 1,000,000 shares of Royal common stock.

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         Section 1.19 Absence of Liabilities. Except as set forth in Schedule
1.19 and liabilities for professional fees relating to this transaction and the auditing of Royal's financial statements, Royal shall have no other liabilities.


                                   ARTICLE II


                   REPRESENTATIONS, COVENANTS, AND WARRANTIES
                             OF THE RIT SHAREHOLDER

         As an inducement to, and to obtain reliance of Royal, the RIT Shareholder represents and warrants as follows:


         Section 2.01 Ownership of RIT Shares. It is the legal and beneficial owner of the number of RIT shares set forth opposite its name at the foot of this agreement, free and clear of any claims, charges, equities, liens, security interests, and encumbrances whatsoever, and it has full right, power, and authority to transfer, assign, convey, and deliver its RIT shares; and delivery of such shares at the closing will convey to Royal good and marketable title to such shares free and clear of any claims, charges, equities, liens, security interests, and encumbrances whatsoever.


                                   ARTICLE III

                   REPRESENTATIONS, COVENANTS, AND WARRANTIES
                         OF RIT AUTO LEASING GROUP, INC.


         As an inducement to, and to obtain the reliance of Royal, RIT represents and warrants as follows:

         Section 3.01 Organization. RIT is a corporation duly organized, validly existing, and in good standing under the laws of the state of New York. RIT has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in Schedule 3.01 are complete and correct copies of the articles of incorporation, as amended, and bylaws of RIT as in effect on the date hereof. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of these articles of incorporation or bylaws. RIT has taken all action required by laws, its articles of incorporation, its bylaws, or otherwise to authorize the execution and delivery of this Agreement. RIT has full power, authority, and legal right and has taken all action required by law, its certificate of incorporation, bylaws, and otherwise to consummate the transactions herein contemplated.

         Section 3.02 Capitalization. The authorized capitalization of RIT consists of 200 shares of common stock, no par value per share, of which 100 shares are currently issued and outstanding. There are no outstanding options, warrants, rights or convertible securities to purchase any capital stock of RIT. All issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of the pre-emptive or other rights of any person.

         Section 3.03 Subsidiaries and Predecessor Corporations. RIT does not have any subsidiaries and does not own, beneficially or of record, any shares of any other corporation.

         Section 3.04  Financial Statements.

                  (a) Included in Schedule 3.04 (a) are unaudited financial statements for each of the last two fiscal years ended December 31, 1998.

                  (b) All such financial statements have been prepared in accordance with generally accepted accounting principles. The unaudited balance sheet presents fairly as of its date, the financial condition of RIT. RIT did not have, as of the date of such balance sheet, except as and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected in a balance sheet or the notes thereto, prepared in accordance with generally accepted accounting principles, and all assets reflected therein are properly reported and present fairly the value of the assets of RIT in accordance with generally accepted accounting principles. The statements of income, stockholders' equity, and changes in financial condition reflect fairly the information required to be set forth therein by generally accepted accounting principles.

                  (c) RIT has filed all state, federal, and local income tax returns required to be filed by it from inception to the date hereof. Included in Schedule 3.04(c) are true and correct copies of the federal income tax returns of RIT filed since 1996. None of such federal income tax returns have been examined by the Internal Revenue Service. Each of such income tax returns reflects the taxes due for the period covered thereby, except for amounts which, in the aggregate, are immaterial.

                  (d) RIT does not owe any unpaid federal, state, county, local, or other taxes (including any deficiencies, interest, or penalties) through the date hereof, for which RIT may be liable in its own right or as a transferee of the assets of, or as a successor to, any other corporation or entity. Furthermore, except as accruing in the normal course of business, RIT does not owe any accrued and unpaid taxes to date of this Agreement.

                  (e) The books and records, financial and otherwise, of RIT are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices.

                  (f) RIT has good and marketable title to its assets and, except as pledged in the ordinary course of business or as set forth in the financial statements of RIT or the notes thereto, has no material contingent liabilities, direct or indirect, matured or unmatured.

         Section 3.05 Information. The information concerning RIT set forth in this Agreement and in Schedules attached hereto is complete and accurate in all material respects and does not contain any untrue

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statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

         Section 3.06 Absence of Certain Changes or Events. Since December 31, 1998:

                  (a) there has not been (i) any material adverse change in the business, operations, properties, assets, or financial condition of RIT or (ii) any damage, destruction, or loss to RIT (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or financial condition of RIT;

                  (b) RIT has not (i) amended its articles of incorporation or bylaws; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are extraordinary or material considering the business of RIT; (iv) made any material change in its method of management, operation, or accounting; (v) entered into any other material transaction; (vi) made any accrual or arrangement for payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its employees whose monthly compensation exceeds $7,500; or (viii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees;

                  (c) RIT has not (i) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (ii) paid any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent RIT balance sheet, and current liabilities incurred since that date in the ordinary course of business; (iii) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than $10,000), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value of less than $10,000); (iv) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of RIT; or (v) issued, delivered, or agreed to issue or deliver any stock, bonds or other corporate securities including debentures (whether authorized and unissued or held as treasury stock); and

                  (d) to the best knowledge of RIT, RIT has not become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets, or financial condition of RIT.

         Section 3.07 Title and Related Matters. RIT has good and marketable title to all of its properties, inventory, interests in properties, and assets, real and personal, which are reflected in the most recent balance sheet or acquired after that date (except properties, interests in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all liens, pledges, charges, or encumbrances except
(a) statutory liens or claims not yet delinquent; (b) such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties; and
(c) except as pledged in the ordinary course of business. Except as pledged in the ordinary course of business, RIT owns, free and clear of any liens, claims, encumbrances, royalty interests, or other restrictions or limitations of any nature whatsoever, any and all procedures, techniques, marketing plans, business plans, methods of management, or other information utilized in connection with RIT's business. No third party has any right to, and RIT has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, tradenames, or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling, or finding, would have a materially adverse effect on the business, operations, financial condition, income, or business prospects of RIT or any material portion of its properties, assets, or rights.

         Section 3.08 Litigation and Proceedings. Except as set forth in
Schedule 3.08, there are no actions, suits, proceedings, or investigations pending or, to the knowledge of RIT after reasonable investigation, threatened by or against RIT or affecting RIT or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. RIT does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

         Section 3.09  Contracts.

                  (a) There are no material contracts, agreements, franchises, license agreements, or other commitments to which RIT is a party or by which it or any of its assets, products, technology, or properties are bound outside of the ordinary course of business;

                  (b) All contracts, agreements, franchises, license agreements, and other commitments to which RIT is a party or by which its properties are bound and which are material to the operations of RIT, taken as a whole, are valid and enforceable by RIT in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;

                  (c) RIT is not a party to or bound by, and the properties of RIT are not subject to, any contract, agreement, other commitment or instrument; any charter or other corporate restriction; or any judgment, order, writ, injunction, decree, or award which materially and adversely affects, or in the future may (as far as RIT can now foresee) materially and adversely affect, the business, operations, properties, assets, or financial condition of RIT; and

                  (d) Except as incurred in the ordinary course of business or reflected in the most recent RIT balance sheet, RIT is not a party to any oral or written (i) contract for the employment of any officer or employee which is not terminable on 30 days or less notice; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, agreement, or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended;
         (iii) agreement, contract, or indenture relating to the borrowing of money; (iv) guaranty of any obligation, other than one on which RIT is a primary obligor, for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations, which, in the aggregate do not exceed more than one year or providing for payments in excess of $10,000 in the aggregate; (vi) collective bargaining agreement; (vii) agreement with any present or former officer or director of RIT or (viii) contract, agreement, or other commitment involving payments by it of more than $10,000 in the aggregate.

         Section 3.10 Material Contract Defaults. RIT is not in default in any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets, or financial condition of RIT and there is no event of default in any material respect under any such contract, agreement, lease, or other commitment in respect of which RIT has not taken adequate steps to prevent such a default from occurring.

         Section 3.11 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which RIT is a party or to which any of its properties or operations are subject.

         Section 3.12 Governmental Authorizations. RIT has all licenses, franchises, permits, and other governmental authorizations that are legally required to enable it to conduct its business in all material respects as conducted on the date hereof. Except for compliance with federal and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by RIT of this Agreement and the consummation by RIT of the transactions contemplated hereby.

         Section 3.13 Compliance With Laws and Regulations. RIT has complied with all applicable statutes and regulations of any federal, state, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or financial condition of RIT or except to the extent that noncompliance would not result in the incurrence of any material liability for RIT.

          Section 3.14 Insurance. All the insurable properties of RIT are insured for their full replacement value against all risks customarily insured against by persons operating similar properties in localities where such properties are located and under valid and enforceable policies by insurers of recognized responsibility. Such policy or policies containing substantially equivalent coverage will be outstanding on the date of consummation of the transactions contemplated by this Agreement.

         Section 3.15 Approval of Agreement. The board of directors of RIT has authorized the execution and delivery of this Agreement and has approved the transactions contemplated hereby.

         Section 3.16 Labor Relations. RIT has not had a work stoppage resulting from labor problems. To the knowledge of RIT, no union or other collective bargaining organization is organizing or attempting to organize any employee of RIT.

         Section 3.17 RIT Schedules. RIT has delivered to Royal a copy of the board of directors' minutes of RIT approving this transaction.

                                   ARTICLE IV

                                PLAN OF EXCHANGE

         Section 4.01 The Exchange. On the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as defined in Section 4.04), the RIT Shareholder hereby agrees to assign, transfer, and deliver to Royal, free and clear of all liens, pledges, encumbrances, charges, restrictions, or known claims of any kind, nature, or description, the number of shares of common stock of RIT set forth on Schedule 2.01 to this Agreement, constituting all of the issued and outstanding shares of common stock of RIT and Royal agrees to acquire such shares on such date by issuing and delivering in exchange therefor shares of Royal restricted common stock, par value $0.001, in the amount of 56,500 shares of Royal for each outstanding share of RIT, or an aggregate amount of 5,650,000 shares of Royal common stock, or approximately 72% of the outstanding shares of Royal common stock. At the Closing, the RIT Shareholder shall, upon surrender of its certificate or certificates representing such RIT shares to the registrar and transfer agent, be entitled to receive a certificate or certificates evidencing shares of the exchanged shares of Royal common stock as provided herein. Upon the consummation of the transaction contemplated herein, all shares of capital stock of RIT shall be held by Royal.


         Section 4.02 Appointment of New Directors. In connection with the Closing of the transactions contemplated by this Agreement, Gerald Ponsiglione shall resign as a Director of Royal, seriatim, and shall appoint Richard Toporek, Mark Caulo and Robert Ricciuti as directors to fill the vacancies created thereby, to serve until the next annual stockholders' meeting of Royal and their successors shall have been elected and qualified.

         Section 4.03 Closing. The closing ("Closing") of the transactions contemplated by this Agreement shall be on a date and at such time as the parties may agree ("Closing Date"), but no later than July 15, 1999, provided that the covenants and conditions set forth in Articles V, VI and VII have been satisfied. Such Closing shall take place at a mutually agreeable time and place.

         Section 4.04 Closing Events. At the Closing, each of the respective parties hereto shall execute, acknowledge, and deliver (or shall cause to be executed, acknowledged, and delivered) any and all certificates, opinions, financial statements, schedules, agreements, resolutions, rulings, or other instruments required by this Agreement to be so delivered at or prior to the Closing, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby.

                                    ARTICLE V

                                SPECIAL COVENANTS

         Section 5.01 Board of Directors Action by Royal. Prior to the Closing, the Board of Directors of Royal shall:

                  (a) effect the authorization and approval of this Agreement and the transactions contemplated thereby;

                  (b)  effect the action described in Section 4.02; and

                  (c) take such other actions as the directors may determine are appropriate.

         Section 5.02 Access to Properties and Records. Royal and RIT will each afford to the officers and authorized representatives of the other full access to the properties, books, and records of each other as the case may be, in order that each may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other, and each will furnish the other with such additional financial and operating data and other information as to the business and properties of each other, as the case may be, as the other shall from time to time reasonably request.

         Section 5.03 Delivery of Books and Records. At the Closing, each company shall deliver each other the originals of the corporate minute books, books of account, contracts, records, and all other books or documents now in each company's possession or its representatives.

         Section 5.04 Special Covenants and Representations Regarding the Exchanged Stock. The consummation of this Agreement and the transactions herein contemplated, including the issuance of the exchanged shares of Royal common stock to the RIT Shareholder as contemplated hereby, constitutes the offer and sale of securities under the Securities Act and applicable state statutes. Such transaction shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, inter alia, upon the circumstances under which the RIT Shareholder acquired such securities.

         The RIT Shareholder represents and warrants that the Royal shares to be acquired by it pursuant to the terms of Section 4.1 hereof is being acquired for its own account, with no intention of assigning any participation or interest therein, and without a view to the distribution of any portion thereof, except in accordance with the Securities Act of 1933, as amended (the "Act"). The RIT Shareholder will not sell, assign, transfer or encumber any of such shares unless (i) a registration statement under the Act with respect thereto is in effect and the prospectus included therein meets the requirements of the Act, or
(ii) a no-action letter is obtained from the staff of the Securities and Exchange Commission (the "Commission") in respect of such proposed sale, assignment, transfer or encumbering, or (iii) Royal has received a written opinion of counsel reasonably satisfactory to Royal that, after an investigation of the relevant facts, such counsel is of the opinion that such proposed sale, assignment, transfer or encumbering does not require registration under the Act.

         The RIT Shareholder understands that the Royal Stock is not being registered under the Act and must be held indefinitely unless it is subsequently registered thereunder or an exemption from such registration is available. Furthermore, the RIT Shareholder understands that the Royal Stock is not being registered under the Act in part on the ground that the issuance thereof is exempt under Section 4(2) of the 1933 Act as a transaction by an issuer not involving any public offering; that Royal's reliance on such exemption is predicated in part on the foregoing representation and warranty of the RIT Shareholder and that in the view of the Commission, the statutory basis for the exemption claimed would not be present if, notwithstanding such representation and warranty, the RIT Shareholder contemplates acquiring any of the shares of Royal common stock for sale upon the occurrence or non-occurrence of some predetermined event.

         Section 5.05 Restrictive Legend. The RIT Shareholder understands that Royal will have an appropriate stop order placed on its stock records indicating the existence of the terms of this Agreement, and that the certificates representing the shares of Royal common stock shall bear a legend in substantially the following form:


                  "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD, TRANSFERRED OR ENCUMBERED ONLY PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, PURSUANT TO A NO-ACTION LETTER FROM THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION OR PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS UNNECESSARY.

         Section 5.06 Third Party Consents and Certificates. Royal and RIT agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein and therein contemplated.

         Section 5.07  Actions Prior to Closing.

                  (a) From and after the date of this Agreement until the Closing Date and except as set forth in the Agreement or Schedules attached hereto or as permitted or contemplated by this Agreement, Royal and RIT respectively, will each:

                      (i) carry on its business in substantially the same manner as it has heretofore;

                      (ii) maintain and keep its properties in states of good
                  repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

                      (iii) maintain in full force and effect insurance
                  comparable in amount and in scope of coverage to that now maintained by it;

                      (iv) perform in all material respects all of its
                  obligation under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;

                      (v) use its best efforts to maintain and preserve its
                  business organization intact, to retain its key employees, and to maintain its relationship with its material suppliers and customers; and

                      (vi) fully comply with and perform in all material
                  respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

                  (b) From and after the date of this Agreement until the Closing Date, neither RIT nor Royal will:

                      (i) make any change in their articles of incorporation
                  (except as provided for in Section 5.01) or bylaws;

                      (ii) take any action described in section 1.06 in the case of Royal, or in section 3.06, in the case of RIT (all except as permitted therein or as disclosed in the applicable party's schedules); or

                      (iii) enter into or amend any contract, agreement, or
                  other instrument of any of the types described in such party's schedules, except that a party may enter into or amend any contract, agreement, or other instrument in the ordinary course of business involving the sale of goods or services.

         Section 5.08  Indemnification.

                  (a) Royal hereby agrees to indemnify RIT, the RIT Shareholders, and each of the officers, agents and directors of RIT as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made under
         Article I of this Agreement. The indemnification, as well as the rights and remedies thereto, provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

                  (b) RIT hereby agrees to indemnify Royal and each of the officers, agents and directors of Royal as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made under Article III of this Agreement. The indemnification, as well as the rights and remedies thereto, provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

         Section 5.09 Reverse Split. For a two (2) year period, commencing with the closing of the transaction contemplated by this Agreement, the RIT Shareholder shall not vote its shares of Royal in favor of a reverse stock split unless a reverse stock split is necessary in connection with raising the price of Royal's common stock in connection with a listing of its shares on NASDAQ or the American Stock Exchange or as a condition imposed by an underwriter in connection with an underwritten offering of Royal's securities. Anything to the contrary herein notwithstanding, a majority of the shares of common stock outstanding, not including the shares of the RIT shareholder, may waive this provision by written consent.

         Section 5.10 Exchange Act Registration Statement. The present officers, directors and principal shareholders of Royal agree to cooperate with the filing of a Form 10SB with the Securities and Exchange Commission to enable Royal to become a fully reporting company.

         Section 5.11 Issuance of Additional Shares. For a one (1) year period, commencing with the Closing, if any additional shares of Common Stock of Royal are issued to any of the RIT Shareholder, other than in "arms-length" transactions, and except as may be set forth in Section 1.18 hereof, additional shares of Common Stock of Royal will also be issued to the present shareholders of Royal, pro rata to their current ownership. Anything to the contrary in this
Section 5.10 notwithstanding, after the Closing, Royal shall be able to issue shares of common stock or employee stock options to key employees of Royal but no such shares and/or options shall be issuable to Richard Toporek during the first year after the Closing.


                                   ARTICLE VI

                  CONDITIONS PRECEDENT TO OBLIGATIONS OF ROYAL

         The obligations of Royal under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

         Section 6.01 Accuracy of Representations. The representations and warranties made by RIT in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement), and RIT shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by RIT prior to or at the Closing. Royal shall be furnished with a certificate, signed by a duly authorized officer of RIT and dated the Closing Date, to the foregoing effect.

         Section 6.02 Good Standing. Royal shall have received a certificate of good standing from the Secretary of State of the State of New York or other appropriate office, dated as of a date within ten days prior to the Closing Date certifying that RIT is in good standing as a corporation in the State of New York and has filed all tax returns required to have been filed by it to date and has paid all taxes reported as due thereon.

         Section 6.03 Other Items. Royal shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as Royal may reasonably request in order to satisfy due diligence concerns.

                                   ARTICLE VII

                   CONDITIONS PRECEDENT TO OBLIGATIONS OF RIT
                            AND THE RIT SHAREHOLDERS

         The obligations of RIT and the RIT Shareholder under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

         Section 7.01 Accuracy of Representations. The representations and warranties made by Royal in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date, and Royal shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by Royal prior to or at the Closing. RIT shall have been furnished with a certificate, signed by a duly authorized executive officer of Royal and dated the Closing Date, to the foregoing effect.

         Section 7.02 Good Standing. RIT shall have received a certificate of good standing from the Secretary of State of the state of Delaware or other appropriate office, dated as of a date within ten days prior to the Closing Date certifying that Royal is in good standing as a corporation in the State of Delaware and has filed all tax returns required to have been filed by it to date and has paid all taxes reported as due thereon.

         Section 7.03   Other Items.

                  (a) RIT shall have received a list of shareholders of Royal containing the name, address, and number of shares held by each Royal shareholder as of the date of Closing, certified by an executive officer of Royal as being true, complete, and accurate.

                  (b) RIT shall have received bank cards appointing Richard Toporek and/or his designees as signatory on the Royal bank account with Chase Manhattan Bank N.A.

                  (c) RIT shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as RIT may reasonably request in order to satisfy due diligence concerns.


                                  ARTICLE VIII

                                  MISCELLANEOUS

         Section 8.01 Brokers. Royal and RIT agree that there were no finders or brokers involved in bringing the parties together or who were instrumental in the negotiation, execution, or consummation of this Agreement. RIT and Royal each agree to indemnify the other against any claim by any third person other than those described above for any commission, brokerage, or finders' fee arising from the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

         Section 8.02 Governing Law. This Agreement shall be governed by, enforced, and construed under and in accordance with the laws of the United States of America and, with respect to matters of state law, with the laws of New York.

         Section 8.03. Publicity. The parties agree that no publicity, release or other public announcement concerning the transactions contemplated by this Agreement shall be issued by either party without the advance approval of both the form and substance of the same by the other party and its counsel, which approval, in the case of any publicity, release or other public announcement required by applicable law, shall not be unreasonably withheld or delayed.

         Section 8.04 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as follows:

                  If to Royal to:             Gerald Ponsiglione
                                              Royal Acceptance Corporation
                                              738 Third Avenue
                                              Brooklyn, NY 11232

                  If to RIT to:               Richard Toporek
                                              RIT Auto Leasing Group,
                                              90 Jericho Turnpike
                                              Floral Park, New York 11232

                  With copies to:             Gerald A.  Adler
                                              Bondy & Schloss LLP
                                              6 East 43rd Street
                                              New York, New York 10007

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed, or telegraphed.

         Section 8.05 Attorney's Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the non-breaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

         Section 8.06 Confidentiality. Each party hereto agrees with the other parties that, unless and until the transactions contemplated by this Agreement have been consummated, it and its representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director, or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except
(i) to the extent such data or information is published, is a matter of public knowledge, or is required by law to be published; and (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement.

         Section 8.07 Schedules; Knowledge. Each party is presumed to have full knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.

         Section 8.08 Third Party Beneficiaries. This contract is solely between Royal and RIT and the RIT Shareholder, and, except as specifically provided, no director, officer, stockholder, employee, agent, independent contractor, or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

         Section 8.09 Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matter hereof and fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein.

         Section 8.10 Survival; Termination. The representations, warranties, and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated.

         Section 8.11 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

         Section 8.12 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.
 .
         Section 8.13 Section Headings. The section headings contained in this Agreement are inserted for conveniences of reference only and shall not affect the meaning or interpretation of this Agreement.




                      (THIS SPACE LEFT BLANK INTENTIONALLY)

         IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first above-written.


                                     ROYAL ACCEPTANCE CORPORATION


                                     By: /s/  Gerald Ponsiglione
                                        -------------------------------------
                                           Gerald Ponsiglione, President



                                    RIT AUTO LEASING GROUP, INC.



                                     By:  /s/  Richard Toporek
                                        -------------------------------------
                                         Richard Toporek, President



                                    ALLIANCE HOLDINGS
                                         LIMITED PARTNERSHIP (100 Shares)


                                    By:  /s/  Richard Toporek
                                        -------------------------------------
                                         Richard Toporek, General Partner

                                 SCHEDULE 1.02

                             Royal Shareholder List

SHAREHOLDER LIST - ROYAL ACCEPTANCE CORPORATION

              CLOSE OF BUSINESS: July 20, 1999

  LAST(1)                     FIRST(l)     MI    (1)   LAST(2)       FIRST(2)     MI    (2)        SSN          ADDRESS(l)
  -------                     --------     --    ---   -------       --------     --    ---        ---          ----------
ADLER                         GERALD A.                                                                        BONDY & SCHLOSS

ADLER                         GERALD A.                                                                        BONDY & SCHLOSS

AMITRANO                      ANTHONY

ANDERSON                      STEVEN

ARATO                         JESSICA

BARBETTA                      ANDREW                                                                           C/O LOREN INVESTMENT
                                                                                                               GROUP, INC.

BARBETTA                      LENA                                                                             C/O LOREN INVESTMENT
                                                                                                               GROUP, INC.

BATT FAMILY IRREVOCABLE                                                                                        C/O THE LOREN
TRUST                                                                                                          INVESTMENT GROUP

BAYARD                        HARVEY                                                                           C/O BONDY & SCHLOSS

BHOJ                          PRADEEP

BONDY & SCHLOSS LLP

BONDY & SCHLOSS LLP

BORZOMATI                     ALBERT                                                                           C/O LOREN INVESTMENT
                                                                                                               GROUP, INC.

BRANDENBURG                   F. JEAN                  BRANDENBURG   GLORIA       I  JTWROS

BRYAN                         FAITH                    BRYAN         STEPHEN         JTTEN      ###-##-####

CAL-TEX ENTERPRISES PROF                                                                        86-0693853
SH PLAN

CALABRO                       MARY         F.

CAMPBELL                      SEAN                                                              ###-##-####

CAMPBELL                      SEAN         F.                                                   ###-##-####    C/O ROYAL FINANCE CO

CANTOR                        IRWIN

CARNEY                        KEVIN                                                                            C/O LOREN INVESTMENT
                                                                                                               GROUP, INC.

CASSESE                       NEIL                                                                             C/O LOREN INVESTMENT
                                                                                                               GROUP, INC.

CASSESE                       NEIL                                                                             C/O LOREN INVESTMENT
                                                                                                               GROUP, INC.


LAST(1)                       ADDRESS(2)                  CITY             ST       ZIP      DATE       PRE     #     #SHS     ST
-------                       ----------                  ----             --       ---      -----      ---   -----   ----     --
ADLER                         6 EAST 43RD STREET          NEW YORK         NY       10017    3/11/99     RA    2074   50,000    F

ADLER                         6 EAST 43RD STREET          NEW YORK         NY       10017    3/11/99     RA    2073   75,000    R

AMITRANO                      157 PARIS AVE, #4           NORTHVALE        NJ        7647    3/25/99     RA    2077    1,200    F

ANDERSON                      7425 CLAIRMONT DR #2710     NEW ROCHELLE     NY       11374    9/3/97      RA    2002       50    F

ARATO                         68-36 BURNS ST              FOREST HILLS     NY       11375    7/27/95           1032       50    F

BARBETTA                      25 CREST STREET, #107       WESTWOOD         NJ        7675    11/18/98    RA    2062   10,000    R


BARBETTA                      25 CREST STREET, #107       WESTWOOD         NJ        7675    11/18/98    RA    2064    2,000    R


BATT FAMILY IRREVOCABLE       25 CREST AVE #107           WESTWOOD         NJ        7675    4/14/99     RA    2106    5,000    R
TRUST

BAYARD                        6 EAST 43RD STREEI          NEW YORK         NY       10017    7/14/99     RA    2133   40,000    F

BHOJ                          10690 CASTINE AVE           CUPERTINO        CA       95014    10/9/97     RA    2017      500    R

BONDY & SCHLOSS LLP           6 EAST 43RD STREET          NEW YORK         NY       10017    3/11/99     RA    2072   75,000    R

BONDY & SCHLOSS LLP           6 EAST 43RD STREET          NEW YORK         NY       10017    3/11/99     RA    2075   50,000    F

BORZOMATI                     25 CREST STREET, #107       WESTWOOD         NJ        7675    11/18/98    RA    2065   10,000    R


BRANDENBURG                   3045 AVALON TERR            VALRICO          FL       33594    9/3/97      RA    2010      100    F

BRYAN                         779 CONCOURSE VILLAGE #7    BRONX            NY       10451    6/13/95           1001      100    F

CAL-TEX ENTERPRISES PROF      150 HILLSIDE ST             ATHENS           GA       30601    6/13/95           1002      500    F
SH PLAN

CALABRO                       901-73RD ST                 N. BERGEN        NJ        7047    3/25/99     RA    2060    4,000    F

CAMPBELL                      134 PACIFIC ST              BROOKLYN         NY       11201    4/21/98     RA    2044   57,036    F

CAMPBELL                      621 SHREWSBURY AVE #108     SHREWSBURY       NJ        7702    6/13/95           1003   50,000    R

CANTOR                        180 BIRCH DR                ROSLYN           NY       11576    7/27/95           1036      750    F

CARNEY                        25 CREST STREET, #107       WESTWOOD         NJ        7675    11/18/98    RA    2063    2,000    R


CASSESE                       25 CREST STREET, #107       WESTWOOD         NJ        7675    11/18/98    RA    2060      500    R


CASSESE                       25 CREST STREET. #107       WESTWOOD         NJ        7675    11/18/98    RA    2055      500    F

OLDE MONMOUTH STOCK TRANSFER CO., INC.                                  PAGE  1

SHAREHOLDER LIST - ROYAL ACCEPTANCE CORPORATION

              CLOSE OF BUSINESS: July 20, 1999

  LAST(1)                 FIRST(l)      MI     (1)       LAST(2)       FIRST(2)     MI     (2)   SSN          ADDRESS(l)
  -------                 --------      --    -----      -------       --------     --     ---   ---          ----------
CEDE & CO                                                                                        13-2551119    PO BOX 20

CEDE & CO                                                                                        13-2555119    PO BOX 20

CEDE & CO                                                                                        13-2551119    PO BOX 20

CEDE & CO                                                                                        13-2551119    PO BOX 20

CEDE & CO                                                                                        13-2555119    PO BOX 20

CEDE & CO                                                                                        13-2551119    PO BOX 20

CEDE & CO                                                                                        13-2551119    PO BOX 20

CEDE & CO                                                                                        13-2551119    PO BOX 20

CEDE & CO                                                                                        13-2555119    PO BOX 20

CEDE & CO                                                                                        13-2551119    PO BOX 20

CEDE & CO                                                                                        13-2551119    PO BOX 20

CEDE & CO                                                                                        13-2555119    PO BOX 20

CEDE & CO                                                                                        13-2551119    PO BOX 20

CEDE & CO                                                                                        13-2551119    PO BOX 20

CEDE & CO                                                                                        13-2551119    PO BOX 20

CEDE & CO                                                                                        13-2551119    PO BOX 20

CEDE & CO                                                                                        13-2551119    PO BOX 20

CEDE & CO                                                                                        13-2551119    PO BOX 20

CEDE & CO                                                                                        13-2555119    PO BOX 20

CEDE & CO                                                                                        13-2555119    PO BOX 20

CEDE & CO                                                                                        13-2555119    PO BOX 20

CEDE & CO                                                                                        13-2555119    PO BOX 20

CEDE & CO                                                                                        13-2555119    PO BOX 20

CHENEY                    BARBARA      K.

CHOKSI                    SHITAL       G.

CONLON                    JAMES        A.

CONTINENTAL TERMINALS

DAVIDO                    JOSEPH                         DAVIDO        ANGELINE          JT TEN

DEEMER                    LARRY

DEWITT                    J.                                                                                   C/O FRANK LORENZO

DIAZ                      MARCUS

DUIN                      SPENCER                                                                              C/O CUTLER HAMMER

DUIN                      SPENCER                                                                              C/O CUTLER HAMMER

EPSTEIN                   ISIDORE


LAST(1)                       ADDRESS(2)                  CITY             ST       ZIP      DATE       PRE     #     #SHS     ST
-------                       ----------                  ----             --       ---      -----      ---   -----   ----     --
CEDE & CO                     BOWLING GREEN STATION       NEW YORK         NY      10004     3/17/99     RA    2076  100,000    F

CEDE & CO                     BOWLING GREEN STATION       NEW YORK         NY      10004     6/1/99      RA    2120    5,000    F

CEDE & CO                     BOWLING GREEN STATION       NEW YORK         NY      10004     4/6/99      RA    2104   16,000    F

CEDE & CO                     BOWLING GREEN STATION       NEW YORK         NY      10004     7/6/99      RA    2130    4,000    F

CEDE & CO                     BOWLING GREEN STATION       NEW YORK         NY      10004     4/17/98     RA    2042      250    F

CEDE & CO                     BOWLING GREEN STATION       NEW YORK         NY      10004     4/14/99     RA    2105    2,000    F

CEDE & CO                     BOWLING GREEN STATION       NEW YORK         NY      10004     7/13/99     RA    2132    6,000    F

CEDE & CO                     BOWLING GREEN STATION       NEW YORK         NY      10004     5/3/99      RA    2115    4,000    F

CEDE & CO                     BOWLING GREEN STATION       NEW YORK         NY      10004     6/3/99      RA    2121   37,500    F

CEDE & CO                     BOWLING GREEN STATION       NEW YORK         NY      10004     6/21/99     RA    2128    9,500    F

CEDE & CO                     BOWLING GREEN SATION        NEW YORK         NY      10004     5/26/99     RA    2119    5,000    F

CEDE & CO                     BOWLING GREEN STATION       NEW YORK         NY      10004     5/25/99     RA    2117    5,000    F

CEDE & CO                     BOWLING GREEN STATION       NEW YORK         NY      10004     7/6/99      RA    2131    8,000    F

CEDE & CO                     BOWLING GREEN STATION       NEW YORK         NY      10004     4/30/99     RA    2114    4,000    F

CEDE & CO                     BOWLING GREEN STATION       NEW YORK         NY      10004     6/29/99     RA    2129    4,000    F

CEDE & CO                     BOWLING GREEN STATION       NEW YORK         NY      10004     4/29/99     RA    2113   37,000    F

CEDE & CO                     BOWLING GREEN STATION       NEW YORK         NY      10004     4/27/99     RA    2112    2,000    F

CEDE & CO                     BOWLING GREEN STATION       NEW YORK         NY      10004     6/15/99     RA    2123      450    F

CEDE & CO                     BOWLING GREEN STATION       NEW YORK         NY      10004     6/11/99     RA    2122   10,000    F

CEDE & CO                     BOWLING GREEN STATION       NEW YORK         NY      10004     4/20/98     RA    2043    3,250    F

CEDE & CO                     BOWLING GREEN STATION       NEW YORK         NY      10004     5/9/98      RA    2048    1,250    F

CEDE & CO                     BOWLING GREEN STATION       NEW YORK         NY      10004     5/13/98     RA    2047      500    F

CEDE & CO                     BOWLING GREEN STATION       NEW YORK         NY      10004     3/26/98     RA    2034      330    F

CHENEY                        4444 U.S. 98 N/ LOT 2       LAKELAND         FL      33809     9/3/97      RA    2013       50    F

CHOKSI                        255 GATEWOOD LN             BARTLETT         IL      60103     9/3/97      RA    2014      150    F

CONLON                        4 LEAH LN                   PLAINVIEW        NY      11893     9/3/97      RA    2003      100    F

CONTINENTAL TERMINALS                                                                        2/10/97           1079    2,958    F

DAVIDO                        672 10TH ST                 BROOKLYN         NY      11215     7/27/95           1034      100    F

DEEMER                        46 LOYOLA DR                ORLANDO BEACH    FL      32018     7/27/95           1035    1,250    F

DEWITT                        25 CREST STREET SUITE 107   WESTWOOD         NJ       7675     10/6/98     RA    2053   17,000    R

DIAZ                          3150 BROADWAY #21           NEW YORK         NY      10027     7/27/95           1033      200    F

DUIN                          5 PARKWAY CENTER            PITTSBURGH       PA      15220     10/9/97     RA    2019    1,000    R

DUIN                          5 PARKWAY CENTER            PITTSBIRGH       PA      15220     10/17/96          1074      250    F

EPSTEIN                       8107 NW 9TH AVE             TAMARAC          FL      33321     7/27/95           1038      100    F

OLDE MONMOUTH STOCK TRANSFER CO., INC.                                  PAGE  2

SHAREHOLDER LIST - ROYAL ACCEPTANCE CORPORATION

              CLOSE OF BUSINESS: July 20, 1999

  LAST(1)                     FIRST(l)     MI    (1)   LAST(2)       FIRST(2)     MI       (2)        SSN          ADDRESS(l)
  -------                     --------     --    ---   -------       --------     --       ---        ---          ----------
FALCO                     JOHN                         FALCO          VERA               JT TEN                C/O LOREN INVESTMENT
                                                                                                               GROUP, INC.
FESCHAREK                 RICHARD          J.

FESCHAREK                 RICHARD                                                                ###-##-####   175 MOWER STREET

FREY                      DAVID

GASSOSO                   STACI            F.

GENEROSO                  CLINTON DAVID                GENEROSO       HARRIET     R.     JT TEN                C/O ASSIST
                                                                                                               ASSOCIATES, INC.
GUHA                      AJOY

HADDAD                    NAIM

HADDAD                    NAIM                                                                   ###-##-####

HALL                      KATHRYN                                                                ###-##-####

HARDDON                   BARBARA                                                                ###-##-####

HAYDE                     WILLIAM                                                                              C/O BONDY & SCHLOSS
                                                                                                               LLP
IMPERIALE                 ANDREW

KELLEY                    IVOR

KHANIMOV                  ALBERT                                                                 ###-##-####

L. ROLLS (NOMINEES) LTD                                                                                        45 RIVER CT

L. ROLLS (NOMINEES) LTD                                                                                        45 RIVER CT

LEIMER                    RITA                                                                   ###-##-####

LEVITAN                   EDWARD                                                                 ###-##-####

LIERMAN                   RICHARD                                                                ###-##-####

LOREN INVESTMENT GROUP,
INC.

LOREN INVESTMENT GROUP,
INC.

MIELE                     DANIEL

MILLER                    ERIC                                                                   ###-##-####


LAST(1)                       ADDRESS(2)                  CITY             ST       ZIP      DATE       PRE     #     #SHS     ST
-------                       ----------                  ----             --       ---      -----      ---   -----   ----     --
FALCO                         25 CREST STREET, #107       WESTWOOD         NJ        7675   11/18/98     RA    2061     9,500   R

FESCHAREK                     175 MOWER STREET            WORCESTER        MA        1602    6/17/99     RA    2126     5,000   F

FESCHAREK                                                 WORCESTER        MA        1602    10/9/97     RA    2022     5,000   F

FREY                          1346 E. 59TH ST             BROOKLYN         NY       11203    7/27/95           1040        50   R

GASSOSO                       192 GOLDMINE LANE           OLD BRIDGE       NJ        8857    3/25/99     RA    2084    20,000   F

GENEROSO                      179 RT 46 SUITE 504         ROCKAWAY         NJ        7866     9/3/97     RA    2007       250   F

GUHA                          2350 HAMILTON AVE           EL CENTRO        CA       92243    10/9/97     RA    2018       600   R

HADDAD                        62 JACKSON PLACE            MOONACHIE        NJ        7074    3/25/99     RA    2085    10,000   F

HADDAD                        62 JACKSON PLACE            MOONACHIE        NJ        7074    6/13/95           1010       500   F

HALL                          P.O. BOX 55                 BURGAM           NC       28425    6/13/95           1011       175   F

HARDIDON                      3 IMPERIAL GATE             DIX HILLS        NY       11746    6/13/95           1012     2,500   F

HAYDE                         6 E. 43RD ST                NEW YORK         NY       10017    4/16/98     RA    2040   150,000   R

IMPERIALE                     72 TARPON DR                SEA GIRT         NJ        8750     9/3/97     RA    2008       300   F

KELLEY                        #3 THORN HILL GROVE         LONDON, ENGLAND                    6/13/95           1013       500   F

KHANIMOV                      184-69 ABERDEEN RD          JAMAICA ESTATES  NY       11432    6/13/95           1014       200   F

L. ROLLS (NOMINEES) LTD       UPPER GROUND                LONDON, ENGLAND SE1 9PC            7/22/96           1054     2,500   F

L. ROLLS (NOMINEES) LTD       UPPER GROUND                LONDON, ENGLAND SE1 9PC            7/22/96           1056     5,000   RS

LEIMER                        1912 GREEN RIDGE RD         JACKSON          MO       63750    6/13/95           1015       550   F

LEVITAN                       22 CANDLEWOOD CT            COLONIA          NJ        7087    6/13/95           1016        50   F

LIERMAN                       3733 S. MAIN                ROCKFORD         IL       61102    6/13/95           1017        50   F

LOREN INVESTMENT GROUP, INC.  25 CREST STREET, #107       WESTWOOD         NJ        7675   11/18/98     RA    2068    65,000   R

LOREN INVESTMENT GROUP, INC.  25 CREST STREET STE 107     WESTWOOD         NJ        7675    1/11/99     RA    2068    73,000   F

MIELE                         30-06 MARLOT AVE            FAIRLAWN         NJ        7410    3/25/99     RA    2090     2,400   F

MILLER                        12 KERWICK CT               N. WALES         PA       19454    6/13/95           1019       250   F

OLDE MONMOUTH STOCK TRANSFER CO., INC.                                  PAGE  3

SHAREHOLDER LIST - ROYAL ACCEPTANCE CORPORATION

              CLOSE OF BUSINESS: July 20, 1999

  LAST(1)                     FIRST(l)     MI    (1)   LAST(2)       FIRST(2)     MI       (2)        SSN          ADDRESS(l)
  -------                     --------     --    ---   -------       --------     --       ---        ---          ----------
MILLER                    SHARI                                                                  055-4O-7909

MISLAK                    RICHARD          J.

MOORE                     DAVID

MOORE                     DAVID                                                                  ###-##-####

MOORE                     DAVID

NATIONAL INVESTOR SERVICES                                                                       13-3842038

NEARING                   RICHARD

NEARING                   RICHARD

NUSBAUM                   SARAH
                          JACQUELINE

ORNELAS                   JOSEPH           Z.

OYAGA                     ENRIQUE                                                                ###-##-####

PIZZICARA                 ANNE

PIZZICARA                 DIERDRE

PONSIGLIONE               GERALD                       PONSIGLIONE    DIANE              JT TEN

PONSIGLIONE               GERALD                                                                               C/O BONDY & SCHLOSS
                                                                                                               LLP
PONSIGLIONE               GERALD                       PONSIGLIONE    DIANE              JT TEN

PONSIGLIONE               JAMES MICHAEL                                                                        C/O THE LOREN
                                                                                                               INVESTMENT GROUP

PONSIGLIONE               MARK JAMES                                                                           C/O THE LOREN
                                                                                                                INVESTMENT GROUP
PROTESTA                  ROLAND                                                                 ###-##-####

RATCLIFFE                 THOMAS           W.                                                    ###-##-####

RAZA                      MOHAMMED                                                               ###-##-####

RIORDAN                   JOHN                         RIORDAN        JAN                JT TEN

ROLLS                     LEN                                                                                  45 RIVER CT

ROTH                      PAUL

RUSSO                     JOHN


LAST(1)                       ADDRESS(2)                  CITY             ST       ZIP      DATE       PRE     #     #SHS     ST
-------                       ----------                  ----             --       ---      -----      ---   -----   ----     --
MILLER                        175 W. 79TH ST              NEW YORK         NY       10024    6/13/95           1018       250   F

MISLAK                        267 MADIE AVE               SPOTSWOOD        NJ        8864    3/25/99     RA    2091    15,000   F

MOORE                         105 THOMPSON ST #1          NEW YORK         NY       10012    9/14/95           1048       250   F

MOORE                         105 THOMPSON ST #1          NEW YORK         NY       10012    6/13/95           1020       350   F

MOORE                                                                                        10/9/97     RA    2023     2,000   R

NATIONAL INVESTOR SERVICES    55 WATER ST 32ND FL         NEW YORK         NY       10041    1/27/97           1076       350   F

NEARING                       1114 CHESTERTON DR          RICHARDSON       TX       75080    10/9/97     RA    2025     6,250   R

NEARING                       1114 CHESTERTON DR          RICHARDSON       TX       75080    10/9/97     RA    2015     2,500   R

NUSBAUM                       46 W. 95TH ST #313          NEW YORK         NY       10025    9/14/95           1049     1,750   R

ORNELAS                       2512 ALTA MIRA DR           TYLER            TX       75701    10/9/97     RA    2015     2,500   R

OYAGA                         1972 E. 16TH ST             BROOKLYN         NY       11229    6/13/95           1022       125   F

PIZZICARA                     142 ST. JOHNS PL            BROOKLYN         NY       11217    7/27/95           1037        50   F

PIZZICARA                     843 CARROL ST               BROOKLYN         NY       11215    7/27/95           1042       100   F

PONSIGLIONE                                                                                  2/10/97           1078     7,500   F

PONSIGLIONE                   6 E. 43RD ST                NEW YORK         NY       10017    4/16/98     RA    2041   200,000   R

PONSIGLIONE                                                                                  10/9/97     RA    2027     2,033   F

PONSIGLIONE                   25 CREST AVE #107           WESTWOOD         NJ        7675    4/14/99     RA    2109    75,000   R

PONSIGLIONE                   25 CREST AVE #107           WESTWOOD         NJ        7675    4/14/99     RA    2108    75,000   R

PROTESTA                      2221 W. TOLEDO PL           GREAT NECK       NY       11045    6/13/95           1023       750   F

RATCLIFFE                     2105 OCEAN AVE              SPRING LAKE      NJ        7762    6/13/95           1024    25,000   R

RAZA                          1520 PENNINGTON RD          TRENTON          NJ        8618    6/13/95           1025       500   F

RIORDAN                       3958 N. OLEANDER            CHICAGO          IL       60634    7/27/95           1044        50   F

ROLLS                         UPPER GROUND                LONDON                             3/25/99     RA    2092    20,000   F

ROTH                          33-15 MURRAY LN             FLUSHING         NY       11354    10/9/97     RA    2021     1,000   R

RUSSO                         99 WALL ST                  NEW YORK         NY       10005    7/27/95           1043        50   F


OLDE MONMOUTH STOCK TRANSFER CO., INC.                                  PAGE  4

SHAREHOLDER LIST - ROYAL ACCEPTANCE CORPORATION

              CLOSE OF BUSINESS: July 20, 1999

  LAST(1)                     FIRST(l)     MI    (1)   LAST(2)       FIRST(2)     MI       (2)        SSN          ADDRESS(l)
  -------                     --------     --    ---   -------       --------     --       ---        ---          ----------
RUTHENBERG                A.

SCHMIDT                   CHRIS            M.

SCHMIDT                   FRANK            T.

SCHUMANN                  ALBERT                                                                 ###-##-####

SEIFF                     B.                                                                                   C/O FRANK LORENZO

SEIFF                     L.                                                                                   C/O FRANK LORENZO

SIEGEL                    JOSEPH                       SIEGEL         ETHEL              JT TEN  ###-##-####

SIGNORELLI                LINDO

SIGNORELLI                LINDO            A.          SIGNORELLI     MARILYN     F      JTWROS

SINGH                     HARJINDER PAL                                                          ###-##-####

STEWART                   DUANE                        STEWART        MAILE              JT TEN                C/O RIT AUTO LEASING
                                                                                                               GROUP, INC.
SWARTZ                    PHILIP

TARANTOLA                 ROBERT

THE LOREN INVESTMENT                                                                                           C/O RIT AUTO LEASING
GROUP, INC.                                                                                                    GROUP, INC

THOMAS                    BETHANNE

THOMAS                    STEPHEN

TUNG                      HSUE                         DONG           HUI                JT TEN

TUNG                      HSUE                         DONG           HUI                JT TEN

TUTTA ITALIA INC.

UMANOFF                   EDWIN                                                                  ###-##-####

VERGONA                   ANGELA

WELLINGTON                JASON            T.                                                    ###-##-####

WESLOCK                   MICKEY                                                                 ###-##-####

YAULEY                    JENKINS

ZITTEL                    GREGORY          T.



LAST(1)                       ADDRESS(2)                  CITY             ST       ZIP      DATE       PRE     #     #SHS     ST
-------                       ----------                  ----             --       ---      -----      ---   -----   ----     --
RUTHENBERG                    7810 17TH AVE               BROOKLYN         NY       11214    3/25/99     RA    2094     3,000   F

SCHMIDT                       3444 W. MONTROSS            CHICAGO          IL       60616    9/3/97      RA    2005        50   F

SCHMIDT                       3444 W. MONTROSS            CHICAGO          IL       60618    9/3/97      RA    2012       100   F

SCHUMANN                      11 CANTERBURY RD            MANALAPAN        NJ        7726    6/13/95           1026        50   F

SEIFF                         25 CREST STREET SUITE 107   WESWTWOOD        NJ        7675    10/6/98     RA    2050    17,000   R

SEIFF                         25 CREST STREET SUITE 107   WESWTWOOD        NJ        7675    10/6/98     RA    2051    17,000   R

SIEGEL                        2800 S. OCEAN BLVD          BOCA RATON       FL                6/13/95           1027       250   F

SIGNORELLI                                                                                   10/9/97     RA    2026     1,715   R

SIGNORELLI                    15 FAIRFAX ST               WYNANTSKILL      NY       12196    9/3/97      RA    2001       500   F

SINGH                         144 ATLANTIC AVE #1         BROOKLYN         NY       11201    4/21/98     RA    2045    10,000   F

STEWART                       90 JERICHO TPKE             FLORAL PARK      NY       11001    4/22/99     RA    2111     5,000   R

SWARTZ                        315 LINDA ST                BELFORD          NJ        7727    7/27/95           1041       500   F

TARANTOLA                     6605 14TH AVE               BROOKLYN         NY       11219    3/25/99     RA    2097     2,000   F

THE LOREN INVESTMENT
GROUP, INC.                   90 JERICHO TPKE             FLORAL PARK      NY       11001    4/22/99     RA    2110   140,000   R

THOMAS                        76 CLIFF RD                 BELLE TESSE      NY       11777    3/25/99     RA    2098   100,000   F

THOMAS                        4201 TERRA VERDE DR         VERDALE          WA       99037    10/9/97     RA    2020     1,250   R

TUNG                          11 E. LAUREL HILL RD        GREENBELT        MD       20770    6/13/95           1028     1,000   F

TUNG                          11 E. LAUREL HILL RD        GREENBELT        MD       20770    9/14/95           1047     1,850   F

TUTTA ITALIA INC.             16 TWIN LAKES DR            COLTS NECK       NJ        7722    3/25/99     RA    2099    10,000   F

UMANOFF                       9712 FLATLANDS AVE          BROOKLYN         NY                6/13/95           1029       250   F

VERGONA                       11 FIRST ST                 ENGLEWOOD CLIFFS NJ        7632    3/25/99     RA    2101     4,000   F

WELLINGTON                    4658 YEAGER RD              COLUMBIA         MO       65202    6/13/95           1030       250   F

WESLOCK                       616 HEMLOCK ST              ROSELLE PARK     NJ        7204    9/25/95           1050       227   F

YAULEY                        477 AUDIBON PKWY            SYRACUSE         NY       13224    9/3/97      RA    2011     1,250   F

ZITTEL                        335 RUNYON AVE              MIDDLESEX        NJ        6645    9/3/97      RA    2006        50   F
====================          =========================   ================ ==       =====    =======     ===   ==== =========   ==
TOTAL COUNT                                                                                                         1,831,508
                                                                                                                          131

OLDE MONMOUTH STOCK TRANSFER CO., INC.                                  PAGE  5

                                SCHEDULE 1.04(a)

                            Royal Financial Statement

Presentation of Royal Audited Financial Statements for fiscal years Ending March 1998 and 1999 have been waived by RIT

                                SCHEDULE 1.04(b)

        Liabilities or Obligations Not Reflected in Financial Statements



Presentation of Royal Liabilities not set forth in Royal Balance Sheet have been waived by RIT

                                SCHEDULE 1.04(c)


                Federal, State, County, Local or Other Taxes Owed



                                      NONE

                                  SCHEDULE 1.19


                 Royal Liabilities Other Than Professional Fees



                                      NONE

                                  SCHEDULE 3.01

            RIT Certificate of Incorporation, as Amended, and By-Laws

                          CERTIFICATE OF INCORPORATION

                                       OF

                          RIT AUTO LEASING GROUP, INC.

                Under Section 402 of the Business Corporation Law


         The undersigned, a natural person of the age of eighteen years or over, desiring to form a corporation pursuant to the provisions of the Business Corporation Law of the State of New York, hereby certifies as follows:

         FIRST: The name of the corporation is:

                     RIT AUTO LEASING GROUP, INC.

         SECOND: The purpose for which it is formed is as follows:

         To engage in any lawful act or activity for which corporations may be formed under the Business Corporation Law provided that the corporation is not formed to engage in any act or activity which requires the consent or approval of any state official, department, board agency or other body, without such approval or consent first being obtained.

         For the accomplishment of the aforesaid purposes, and in furtherance thereof, the corporation shall have and may exercise all of the powers conferred by the Business Corporation Law upon corporations formed thereunder, subject to any limitations contained in Article 2 of said law or in accordance with the Provisions of any other statute of the State of New York.

          THIRD: The office of the corporation in the State of New York is to be located in the County of Nassau.

         FOURTH: The aggregate number of shares which the corporation shall have the authority to issue is 200, no par value.

         FIFTH: The Secretary of State is designated as agent of the corporation upon whom process against the corporation may be served, and the address to which the Secretary of State shall mail a copy of any process against the corporation served upon him is: c/o, 90 Jericho Turnpike, Floral Park, NY 11001.

          SIXTH: A director of the corporation shall not be liable to the corporation or its shareholders for damages for any breach of duty in such capacity except for liability if a judgment or other final adjudication adverse to a director establishes that his or her acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law or that the director personally gained in fact a financial profit or other advantage to which he or she was not legally entitled or that the director's acts violated
Section 719 of the Business Corporation Law; or liability for any act or omission prior to the adoption of this provision.

                  IN WITNESS WHEREOF, I hereunto sign my name and affirm that the statements made herein are true under the penalties of perjury.
Dated: March 16, 1993







_______________________________
Scott J. Schuster, Incorporator
283 Washington Avenue
Albany, New York 12206

                                     BY-LAWS

                                       OF


                           RIT AUTO LEASING GROUP INC.
                       ____________________________________

                        ARTICLE I. SHAREHOLDERS' MEETING

Section 1. Annual Meeting.

         The annual meeting of the shareholders shall be held within five months after the close of the fiscal year of the Corporation, for the purpose of electing directors, and transacting such other business as may properly come before the meetings.


Section 2. Agenda at the Shareholders' Annual Meeting.

                  (a) Calling the meeting to order;

                  (b) Roll call;

                  (c) Reading of the minutes of the last meeting;

                  (d) Reports of the Officers;

                  (e) Reports of the Committees;

                  (f) Election of the Directors;

                  (g) Adjournment


Section 3. Special Meetings.

                  Special meetings of the shareholders may be called at any time by the Board of Directors or by the President or the Secretary at the written request of the holders of fifty percent (50%) of the shares then outstanding and entitled to vote thereat, or as otherwise required under the provisions of the Business Corporation Law.


Section 4. Place of Meetings.

                  All meetings of shareholders shall be held at the principal office of the Corporation, or at such other places within or without the State of New York as shall be designated in the notices or waivers of notice of such meetings.





                                     BY-LAWS
                                       1

Section 5. Notice of Meetines.

                  (a) Written notice of each meeting of shareholders, whether annual or special, stating the time when and place where it is to be held, shall be served either personally or by mail, not less than ten or more than fifty days before the meeting, upon each shareholder of record entitled to vote at such meeting, and to any other shareholder to whom the giving of notice may be required by law. Notice of a special meeting shall also state the purpose or purposes for which the meeting is called, and shall indicate that it is being issued by, or at the direction of, the person or persons calling the meeting. If, at any meeting, action is proposed to be taken that would, if taken, entitle shareholders to receive payment for their shares pursuant to the Business Corporation Law, the notice of such meeting shall include a statement of that purpose and to that effect. If mailed, such notice shall be directed to each such shareholder at his address, as it appears on the records of the shareholders of the Corporation, unless he shall have previously filed with the Secretary of the Corporation a written request that notices intended for him be mailed to some other address, in which case, it shall be mailed to the address designated in such request.

                  (b) Notice of any meeting need not be given to any person who may become a shareholder of record after the mailing of such notice and prior to the meeting, or to any shareholder who attends such meeting in person or by proxy, or to any shareholder who, in person or by proxy, submits a signed waiver of notice either before or after such meeting. Notice of any adjourned meeting of shareholders need not be given, unless otherwise required by statute.


Section 6. Quorum of Shareholders:

                  (a) Except as otherwise provided herein, or by statute, or in the Certificate of Incorporation (such Certificate and any amendments thereof being hereinafter collectively referred to as the "Certificate of Incorporation"), at all meetings of shareholders of the Corporation, the presence at the commencement of such meetings in person or by proxy of shareholders holding of record a majority of the total number of shares of the Corporation then issued and outstanding and entitled to vote, shall be necessary and sufficient to constitute a quorum for the transaction of any business. The withdrawal of any shareholder after the commencement of a meeting shall have no effect on the existence of a quorum, after a quorum has been established at such meeting.

                  (b) Despite the absence of a quorum at any annual or special meeting of shareholders, the shareholders, by a majority of the votes cast by the holders of shares entitled to vote thereon, may adjourn the meeting. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called if a quorum had been present. However, if after the adjournment, the Board of Directors fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record on the new record date.


                                     BY-LAWS
                                        2

Section 7. Voting:

                  (a) Except as otherwise provided by statute or by the Certificate of Incorporation, any corporate action, other than the election of directors to be taken by vote of the shareholders, shall be authorized by a majority of votes cast at a meeting of shareholders by the holders of shares entitled to vote thereon. Election of directors shall be accomplished by a candidate receiving a plurality of the votes cast at a shareholder's meeting by the shareholders entitled to vote in the election.

                  (b) Except as otherwise provided by statute or by the Certificate of Incorporation, at each meeting of shareholders, each holder of record of stock of the Corporation entitled to vote thereat, shall be entitled to one vote for each share of stock registered in his name on the books of the Corporation. Upon demand of the shareholders holding ten percent (10%) in interest of the shares, present in person or by proxy, and entitled to vote, and voting shall be by ballot.


Section 8. Proxies.

                  Each shareholder entitled to vote or to express consent or dissent without a meeting, may do so by proxy; provided, however, that the instrument authorizing such proxy to act shall have been executed in writing by the shareholder himself, or by his attorney-in-fact thereunto duly authorized in writing. No proxy shall be valid after the expiration of eleven months from the date of its execution, unless the persons executing it shall have specified therein the length of time it is to continue in force. Such instrument shall be exhibited to the Secretary at the meeting and shall be filed with the records of the Corporation.


Section 9. Action Without a Meeting.

                  Any resolution in writing, signed by all of the shareholders entitled to vote thereon, shall constitute action by such shareholders to the effect therein expressed, with the same force and effect as if the same had been duly passed by unanimous vote at a duly called meeting of shareholders, and such resolution so signed shall be inserted in the minute book of the Corporation under its proper date.




                                     BY-LAWS
                                        3

                              ARTICLE II. DIRECTORS


Section 1. Number.

                  The affairs and the business of the Corporation, except as otherwise provided in the Certificate of Incorporation, shall be managed by the Board of Directors. The number of the directors of the Corporation shall be ( ) unless and until otherwise determined by vote of a majority of the entire Board of Directors. The "entire Board" as used in this Article shall mean the total number of directors which the Corporation would have if there were no vacancies. The number of directors shall not be less than three, unless all of the outstanding shares are owned beneficially and of record by less than three shareholders, in which event the number of directors shall not be less than the number of shareholders.


Section 2. How Elected.

                  At the annual meeting of shareholders, the persons duly elected by the votes cast at the election held thereat shall become the directors for the ensuing year.


Section 3. Term of Office and Qualifications.

                  The term of office of each of the directors shall be until the next annual meeting of shareholders and thereafter until a successor has been elected and qualified. Each director shall be at least eighteen years of age.


Section 4. Duties of Directors.

                  The Board of Directors shall have the control and general management of the affairs and business of the Corporation unless otherwise provided in the certificate of Incorporation. Such directors shall in all cases act as a Board regularly convened by a majority, and they may adopt such rules and regulations for the conduct of their meetings, and the management and business of the Corporation as they may deem proper, not inconsistent with these By-Laws and the Laws of the State of New York.


Section 5. Directors' Meetings.

                  Regular meetings of the Board of Directors shall be held immediately following the annual meetings of the shareholders, and at such other times as the Board of Directors may determine. Special meetings of the Board of Directors may be called by the President at any time and must be called by the President or the Secretary upon the written request of two directors. All meetings, both regular and special, shall be held at the principal office of the Corporation or at such other location, within or without the State of New York, as the Board of Directors may from time to time determine.




                                     BY-LAWS

Section 6. Notice of Meetings.

                  Notice of the place, day and hour of every regular and special meeting shall be given to each director by delivering the same to him personally or sending the same to him by telegraph or leaving the same at his residence or usual place of business, at least one (1) day before the meeting, or shall be mailed to each director, postage prepaid and addressed to him at the last known Post Office address according to the records of the Corporation, at least three
(3) days before the meeting. No notice of any adjourned meeting of the Board of Directors needs to be given other than by announcement at the meeting, subject to the provisions of Section 7 of this Article.


Section 7. Quorum of Directors.

                  At any meeting of the Board of Directors, except as otherwise provided by the Certificate of Incorporation, or by these By-Laws, a majority of the Board of Directors shall constitute a quorum for the transaction of business. However, a lesser number, when not constituting a quorum, may adjourn the meeting until a quorum shall be present or represented.


Section 8. Director and Committee Action by Conference Telephone.

                  Any one or more members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board or committee by means of a conference telephone or similar equipment which allows all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at such a meeting.


Section 9. Voting.

                  Except as otherwise provided by statute, or by the Certificate of Incorporation, or by these By-Laws, the affirmative vote of a majority of the Directors present at any meeting of the Board of Directors at which a quorum is present shall be necessary for the transaction of any item of business thereat. Any resolution in writing, signed by all of the directors entitled to vote thereon, shall constitute action by such directors to the effect therein expressed, with the same force and effect as if the same had been duly passed by unanimous vote at a duly called meeting of directors and such resolution so signed shall be inserted in the minute book of the Corporation under its proper date.


Section 10. Vacancies.

                  Unless otherwise provided in the Certificate of Incorporation, vacancies in the Board of Directors occurring between annual meetings of the shareholders, other than vacancies due to the removal of directors without cause, shall be filled for the unexpired portion of the term by a majority vote of the remaining directors, even though less than a quorum exists. Vacancies occurring in the Board by reason of the removal of directors




                                     BY-LAWS
without cause may be filled only by vote of the shareholders. A director so elected shall hold office for the unexpired term of his predecessor, and until his successor has been elected and qualified.


Section 11. Removal of Directors.

                  Any or all of the directors may be removed, either with or without cause at any time by a vote of the shareholders at any meeting called for such purpose, and another director, or more than one may be elected by such shareholders in the place of the director(s) so removed, to serve for the remainder of the term.


Section 12. Resignation.

                  Any director may resign at any time by giving written notice to the Board of Directors, the President or the Secretary of the Corporation. Unless otherwise specified in such written notice, such resignation shall take effect upon receipt thereof by the Board of Directors or such officer, and the acceptance of such resignation shall not be necessary to make it effective. However, such resignation will not be effective to discharge any accrued obligations or duties of a director.


Section 13. Salary.

                  No stated salary shall be paid to directors, as such, for their services, but by resolution of the Board of Directors a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board, provided, that nothing herein contained shall be construed to prevent any director from serving the Corporation in any other capacity and receiving compensation therefor.


Section 14. Contracts.

                  (a) No contract or other transaction between this Corporation and any other Corporation shall be impaired, affected or invalidated, nor shall any director be liable in any way by reason of the fact that any one or more of the directors of this Corporation is or are interested in, or is a director or officer, or are directors or officers of such other Corporation, provided that such facts are disclosed or made known to the Board of Directors.

                   (b) Any director, personally and individually, may be interested in any contract or transaction of this Corporation, and no director shall be liable in any way by reason of such interest, provided that the fact of such interest be disclosed or made known to the Board of Directors, and provided that the Board of Directors shall authorize, approve or ratify such contract or transaction by the vote (not counting the vote of any such director) of a majority of a quorum, notwithstanding the presence of any such director at the meeting at which such action is taken. Such director or directors may be counted in determining the presence of a quorum at such meeting. This Section shall not be construed to impair or invalidate or in any way affect any contract or other transaction which would otherwise be valid under the law (common, statutory or otherwise) applicable thereto.

                                     BY-LAWS

                  (c) However, if there was no such disclosure or knowledge, or if the vote of such interested director was necessary for the approval of such contract or transaction at a meeting of the Board or committee at which it was approved, the Corporation may avoid the contract or transaction, unless the party or parties thereto shall establish affirmatively that the contract or transaction was fair and reasonable as to the Corporation, at the time it was approved by the Board, a committee or the shareholders.


Section 15. Committees.

                  The Board of Directors, by resolution adopted by a majority of the entire Board, may designate from among its members an executive committee and such other committees, and alternate members thereof, as they deem desirable, each consisting of three or more members, with such powers and authority (to the extent permitted by law) as may be provided in such resolution. Each such committee shall serve at the pleasure of the Board of Directors.















                                     BY-LAWS
                                        7

                              ARTICLE III. OFFICERS


Section 1. Number of Officers.

                  The officers of the Corporation shall consist of a President, a Secretary, a Treasurer, and such other officers, including a Chairman of the Board of Directors, and one or more Vice Presidents, as the Board of Directors may from time to time deem advisable. Any officer other than the Chairman of the Board of Directors may be, but is not required to be, a director of the Corporation. Any officer may hold more than one office except the same person may not hold the office of President and Secretary.


Section 2. Election of Officers.

                  Officers of the Corporation shall be elected at the first meeting of the Board of Directors. Thereafter, and unless otherwise provided in the Certificate of Incorporation, the officers of the Corporation shall be elected annually by the Board of Directors at its meeting held immediately after the annual meeting of shareholders and shall hold office for one year and until their successors have been duly elected and qualified.


Section 3. Removal of Officers.

                  Any officer elected by the Board of Directors may be removed, with or without cause, and a successor elected, by a vote of the Board of Directors. Any officer elected by the shareholders may be removed, with or without cause, and a successor elected, only by a vote of the shareholders. Additionally, an officer elected by the shareholders may have his authority suspended, for cause, by the Board of Directors.


Section 4. President.

                  The President shall be the chief executive officer of the Corporation and shall have general charge of business, affairs and property thereof, subject to direction of the Board of Directors, and shall have general supervision over its officers and agents. He shall, if present, preside at all meetings of the Board of Directors in the absence of a Chairman of the Board and at all meetings of shareholders. He may do and perform all acts incident to the office of President.


Section 5. Vice President.

                  In the absence of or inability of the President to act, the Vice President shall perform the duties and exercise the powers of the President and shall perform such other functions as the Board of Directors may from time to time prescribe.





                                     BY-LAWS

Section 6. Secretary.

                  The Secretary shall:

                  (a) Keep the minutes of the meetings of the Board of Directors and of the shareholders in appropriate books.

                  (b) Give and serve all notice of all meetings of the Corporation.

                  (c) Be custodian of the records and of the seal of the Corporation and affix the latter to such instruments or documents as may be authorized by the Board of Directors.

                  (d) Keep the shareholder records in such a manner as to show at any time the amount of shares, the manner and the time the same was paid for, the names of the owners thereof alphabetically arranged and their respective places of residence, or their Post Office addresses, the number of shares owned by each of them and the time at which each person became owner, and keep such shareholder records available daily during the usual business hours at the office of the Corporation subject to the inspection of any person duly authorized, as prescribed by law.

                  (e) Do and perform all other duties incident to the office of Secretary.


Section 7. Treasurer.

                  The Treasurer shall:

                  (a) Have the care and custody of and be responsible for all of the funds and securities of the Corporation and deposit of such funds in the name and to the credit of the Corporation in such a bank and safe deposit vaults as the directors may designate.

                  (b) Exhibit at all reasonable times his books and accounts to any director or shareholder of the Corporation upon application at the office of the Corporation during business hours.

                  (c) Render a statement of the condition of the finances of the Corporation at each stated meeting of the Board of Directors if called upon to do so, and a full report at the annual meeting of shareholders. He shall keep at the office of the Corporation correct books of account of all of its business and transactions and such books of account as the Board of Directors may require. He shall do and perform all other duties incident to the office of Treasurer.

                  (d) Give the Corporation security for the faithful performance of his duties in such sum and with such surety as the Board of Directors may require.


Section 8. Duties of Officers May be Delegated.

                  In the case of the absence of any officer of the Corporation, or for any reason the Board may deem sufficient, the Board may, except as otherwise provided in these By-Laws, delegate the powers or duties of such officers to any other officer or any director for the time being, provided a majority of the entire Board concur therein.





                                     BY-LAWS
                                        9

Section 9. Vacancies - How Filled.

                  Should any vacancy in any office occur by death, resignation or otherwise, the Board of Directors may appoint any qualified person to fill such vacancy, without undue delay, at its next regular meeting or at a special meeting called for that purpose, except as otherwise provided in the Certificate of Incorporation.


Section 10. Compensation of Officers.

                  The officers shall receive such salary or compensation as may be fixed and determined by the Board of Directors, except as otherwise provided in the Certificate of Incorporation. No officer shall be precluded from receiving any compensation by reason of the fact that he is also a director of the Corporation.












                                     BY-LAWS
                                       10

                  ARTICLE IV. CERTTFICATES REPRESENTING SHARES


Section 1. Issue of Certificates Representing Shares.

                  The President shall cause to be issued to each shareholder one or more certificates, under the seal of the Corporation, signed by the President (or Vice-President) and the Treasurer (or Secretary) certifying the number of shares owned by him in the Corporation. Each certificate shall state upon the face thereof: (1) That the Corporation is formed under the laws of this state.
(2) The name of the person or persons to whom issued. (3) The number and class of shares, and the designation of the series, if any, which such certificate represents. Any restrictions upon transfers imposed by the Corporation should be conspicuously noted on the certificate.


Section 2. Lost, Destroyed and Stolen Share Certificates.

                  The holder of any certificate representing shares of the Corporation shall immediately notify the corporation of any loss, destruction or wrongful taking of the certificate representing the same. The Corporation may issue a new certificate in the place of any certificate thereto issued by it, alleged to have been lost, destroyed or wrongfully taken. On production of such evidence of loss as the Board of Directors in its discretion may require, the Board of Directors may require the owner of the missing certificate, or his legal representatives, to give the Corporation a bond in such sum as the Board may direct, and with such surety or sureties as may be satisfactory to the Board, to indemnify the Corporation against any claims, loss, liability or damage it may suffer on account of the issuance of the new certificate. A new certificate may be issued without requiring any such evidence or bond when, in the judgment of the Board of Directors, it is proper so to do.


Section 3. Transfers of Shares.

                  (a) Transfers of shares of the Corporation shall be made on the shares records of the Corporation only by the holder of record thereof, in person or by his duly authorized attorney, upon surrender for cancellation of the certificate or certificates representing such shares, with an assignment or power of transfer endorsed thereon or delivered therewith, duly executed, with such proof of the authenticity of the signature and of authority to transfer and of payment of transfer taxes as the Corporation or its agents may require.

                  (b) The Corporation shall be entitled to treat the holder of record of any share or shares as the absolute owner thereof for all purposes and, accordingly, shall not be bound to recognize any legal, equitable or other claim to, or interest in, such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.




                                     BY-LAWS

                                 ARTICLE V. SEAL

                The seal of the Corporation shall be as follows:







                          ARTICLE VI. INDEMNIFICATION.

                  The Corporation shall indemnify any person, made a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he, his testator or intestate, is or was a director, officer, or employee of the Corporation, against the reasonable expenses, including attorneys' fees, actually and necessarily incurred by him in connection with the defense of such action, or in connection with an appeal therein, except in relation to matters as to which such person is adjudged to have breached his duty to the Corporation. The Corporation shall indemnify any person made a party to an action against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action, if such person acted in good faith, for a purpose which he reasonably believed to be in the best interests of the Corporation, and, in criminal actions, had no reasonable cause to believe that his conduct was unlawful. Such rights of indemnifiation shall not exclude other rights to which such person may be entitled.


                  ARTICLE VII. DIVIDENDS OR OTHER DISTRIBUTIONS

                  The Corporation, by vote of the Board of Directors, may declare and pay dividends or make other distributions in cash or its bonds or its property on its outstanding shares to the extent as provided and permitted by law, unless contrary to any restriction contained in the Certificate of Incorporation.


                       ARTICLE VII. NEGOTIABLE INSTRUMENTS

              All checks, notes or other negotiable instruments shall be signed on behalf of this Corporation by such of the officers, agents and employees as the Board of Directors may from time to time designate, except as otherwise provided in the Certificate of Incorporation.

                             ARTICLE IX. FISCAL YEAR

              The fiscal year of the Corporation shall be determined by resolution of the Board Director.


                                     BY-LAWS

                              ARTICLE X. AMENDMENTS


Section 1. By Shareholders.

                  All by-laws of the Corporation shall be subject to alteration or repeal, and new by-laws may be made, by a majority vote of the shareholders at the time entitled to vote in the election of directors.


Section 2.  By Directors.

                  The Board of Directors shall have power to make, adopt, alter, amend and repeal, from time to time, the by-laws of the Corporation; provided, however, that the shareholders entitled to vote with respect thereto, as in this
Article X above-provided, may alter, amend or repeal by-laws made by the Board of Directors; except that the Board of Directors shall have no power to change the quorum for meetings of shareholders or of the Board of Directors, or to change any provisions of the by-laws with respect to the removal of directors or the filling of vacancies in the Board resulting from the removal by the shareholders. If any by-law regulating an impending election of directors is adopted, amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of shareholders for the election of directors, the by-law so adopted. amended or repealed, together with a concise statement of the changes made therein.

                               ARTICLE XI. OFFICES

                  The offices of the Corporation shall be located in the City, County and State designated in the Certificate of Incorporation. The Corporation may also maintain offices at such other places within or without the United States as the Board of Directors may, from time to time, determine.

                  The undersigned Incorporator certifies that he has adopted the foregoing by-laws as the first by-laws of the Corporation, in accordance with the requirements of the Business Corporation Law.

Dated:_____________________


                                                  ------------------------------
                                                           Incorporator








                                     BY-LAWS
                                       13

                                SCHEDULE 3.04(a)

                            RIT Financial Statements

                           RIT AUTO LEASING GROUP, INC

              REPORT ON REVIEW OF COMPARATIVE FINANCIAL STATEMENTS

                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                              Kornelia M. Seyfried
                        Certified Public Accountant, P.C.

                              2103 Deer Park Avenue
                                    Suite 202
                            Deer Park, New York 11729
                              --------------------
                                Tel. 516-242-8194
                                Fax. 516-242-8209


Rit Auto Leasing Group Inc.
90 Jericho Turnpike
Floral Park, NY 11001

To the Board of Directors:

I have reviewed the accompanying balance sheets and statements of income, expenses and retained earnings and statements of cash flows for the years ended December 31, 1997 and 1996 in accordance with standards established by the American Institute of Certified Public Accountants.

A review of financial information consists principally of obtaining an understanding of the system for preparation of financial information, applying analytical review procedures of financial information, inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an examination in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, I do not express such an opinion.

Based on my review, I am not aware of any material modifications that should be made to the accompanying financial statements for them to be in conformity with generally accepted accounting principles.

April 15, 1998
Deer Park, New York


                                                       RIT AUTO LEASING GROUP INC.
                                                        COMPARATIVE BALANCE SHEET
                                                            AS OF DECEMBER 31,

************************************************************************************************************************************


                          ASSETS
                                                                                         1997              1996
Cash in Bank                                                                            $85,793          $  46,384
Accounts Offlease Receivable (Net of an allowance of $244,185 & $18,500)               476,471             21,036
Investment in Direct Financing Leases (Note & B)                                      7,112,736          7,856,396
Vehicle Inventory (Note A)                                                              569,558            743,426
Automobiles held under Operating Leases                                                 634,161            618,512
Net of accumulated depreciation of $555,573 and $303,673
(Note A & B)
Office Furniture & Equipment & leasehold Improvements
Net of Accumulated Depreciation of $45,954 & $30,308                                    113,046            128,692
Other Assets - Due From Related Party (Note F)                                                0                  0
                Security Deposits                                                         7,775              7,775
                                                                                     ----------         ----------

Total Assets                                                                         $8,999,540         $9,152,221
                                                                                     ==========         ==========



           LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Loans Payable (Note B)                                                               $7,458,486         $7,413,543
Accounts Payable                                                                        154,891             83,795
Taxes Payable                                                                             5,099                  0
Deferred Taxes Payable (Note E)                                                         134,000            445,000
                                                                                     ----------         ----------
  Total Liabilities                                                                   7,752,476          7,942,338
                                                                                     ----------         ----------
STOCKHOLDERS' EQUITY
Common Stock (Note A)                                                                   150,000            150,000
Retained Earnings                                                                     1,097,064          1,059,883
                                                                                     ----------         ----------
  Total Stockholders' Equity                                                          1,247,064          1,209,883
                                                                                     ----------         ----------
Total Liabilities and Stockholders' Equity                                           $8,999,540         $9,152,221
                                                                                     ==========         ==========


         See Accountants' Review Letter & Notes to Financial Statements


                                                  RIT AUTO LEASING GROUP INC.
                                COMPARATIVE STATEMENT OF REVENUE, EXPENSES & RETAINED EARNINGS
                                               FOR THE YEARS ENDED DECEMBER 31,

************************************************************************************************************************************


                                                                                                  1997              1996
Leasing Income

Rental Income Operating Leases (Note A- B)                                                     $  262,229      $   287,760
Amortization of Unearned Lease Income (Note A)                                                    604,198        1,224,562
Gain On Sale of Auto's (Note A-F)                                                                 680,832          655,948
                                                                                               ----------       ----------
Total Leasing Income                                                                            1,547,259        2,168,270

Interest Expense                                                                                  811,760          814,684
Amortization of Initial Direct Cost                                                                23,798           24,391
Depreciation Expense Operating Leases (Note A- B)                                                 284,538          251,900
                                                                                               ----------       ----------
Total Directly Related Leasing Cost                                                             1,120,096        1,090,975
                                                                                               ----------       ----------
Gross Profit                                                                                      427,163        1,077,295
                                                                                               ----------       ----------
Operating Expenses:

Salaries & Wages                                                                                  104,732          117,523
Rent & Related Taxes                                                                               75,550           47,648
Promotional & Entertainment                                                                        62,820           26,376
Medical and Insurance                                                                              40,003           14,764
Telephone & Utilities                                                                              19,933           22,307
Professional Fees                                                                                  18,908           87,481
Depreciation - Furniture                                                                           15,646           17,646
Office & Administrative Expense                                                                    13,141           27,076
Payroll Taxes                                                                                      10,425           12,460
Federal Express and Postage                                                                         5,055            3,935
Cleaning and Maintenance                                                                            1,355            3,853
                                                                                               ----------       ----------
  Total Operating Expenses                                                                        367,568          381,069
                                                                                               ----------       ----------
Income From Operations Before Provision for Taxes                                                  59,595          696,226

Provision for Taxes (Note E)                                                                       14,000          301,075
                                                                                               ----------       ----------
Net Income                                                                                         45,595          395,151

Retained Earnings - Beginning of Year                                                           1,059,883           53,752
Dividends                                                                                          (8,414)         189,020
                                                                                               ----------       ----------
Retained Earnings - End of Year                                                                $1,097,064       $1,059,883
                                                                                               ==========       ==========

         See Accountant's Review Letter & Notes to Financial Statements

                          RIT AUTO LEASING GROUP, INC.
                       COMPARATIVE STATEMENT OF CASH FLOW
                        FOR THE YEARS ENDED DECEMBER 31,

********************************************************************************

                                                                                                    1997             1996
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income                                                                                    $    45,595        $   395,151
  Adjustments to Reconcile Net Income to
Net Cash Provided by Operating Activities:
  Depreciation and Amortization                                                                   300,184            269,546
  (Increase) Decrease in:
    Accounts Receivable                                                                          (455,435)           235,394
    Inventory                                                                                     (96,132)           170,948
    Due from Related Party                                                                              0             54,708
    Security Deposits                                                                                   0             (2,000)
  Increase (Decrease) in:
    Taxes Payable                                                                                (305,903)           297,563
    Accounts Payable                                                                               71,096             30,809
    Due to Related Party                                                                                0            (18,500)
                                                                                              -----------        -----------
NET CASH PROVIDED (USED) BY OPERATING
ACTIVITIES                                                                                       (440,595)         1,433,619
                                                                                              -----------        -----------

CASH FLOWS FROM INVESTING ACTIVITIES
Investment in Direct Financing Leases                                                             743,660          1,188,200
Investment in Operating Leases                                                                   (300,187)          (201,824)
Purchases of Property and Equipment                                                                     0                  0
Dividends Paid                                                                                     (8,414)          (189,020)
                                                                                              -----------        -----------

NET CASH PROVIDED BY (USED) BY INVESTING
ACTIVITIES                                                                                        435,059            797,356
                                                                                              -----------        -----------

CASH FLOWS FROM FINANCING ACTIVITIES
New borrowings                                                                                  1,783,750          2,898,870
Debt--reduction                                                                                (1,738,805)        (5,126,153)
                                                                                              -----------        -----------

NET CASH PROVIDED BY (USED) BY
FINANCING ACTIVITIES                                                                               44,945         (2,227,283)
                                                                                              -----------        -----------

NET INCREASE (DECREASE) IN CASH                                                                    39,409              3,692

CASH AT BEGINNING OF YEAR                                                                          46,384             42,692
                                                                                              -----------        -----------
CASH AT END OF YEAR                                                                               $85,793            $46,384
                                                                                              ===========        ===========

        See Accountant's Review Report and Notes to Financial Statements

                           RIT AUTO LEASING GROUP, INC
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

********************************************************************************

NOTE A                  Summary of Significant Accounting Policies

                        The company was incorporated under the laws of the State of New York with an authorized capital of 200 shares common stock, no par value. The company is engaged in the arranging of financing of automobiles on a long term basis.

                        1) Cash and Cash Equivalents

                        For purposes of the statement of cash flows, the company considers cash and cash equivalents to include cash on hand, amount due from banks and other high liquid debt instruments purchased with a maturity of three months or less.

                        2)  Revenue Recognition and Lease Classifications

                        The company is engaged in long-term leasing of vehicles with terms generally ranging from twelve to sixty months. Substantially all vehicles are financed on a lease by lease basis through recourse notes payable.

                        Leases are either classified as direct financing leases or as operating leases.

                        a) Direct Financing Leases

                           Includes all leases containing open-end lessee purchase options and/or bargain purchase options.

                           Open-end lessee purchase options require each lessee upon termination to either purchase the related vehicle for the stated option price or, if returned, to be responsible for any deficiency between the stated option price and the eventual amount realized by the company upon the vehicles disposition.

                           RIT AUTO LEASING GROUP, INC
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

********************************************************************************

NOTE A                  Summary of Accounting Policies (continued)

                        Direct financing leases also include certain leases containing closed-end Lessee options whereby the company expects the lessee to purchase (although not a requirement) the vehicle for the stated option price. The majority of these leases are situations where large capital cost reductions were made and/or option prices are well below the anticipated value of the related vehicle.

                        The investment in direct financing leases includes all future lease payments and the lessee purchase options of the respective vehicles, net of unearned income.

                        Revenue under the direct financing leases is accounted for by recognizing the excess of aggregate rentals receivable and lessee purchase options over the cost of the leased vehicles during the term of the lease in decreasing amounts related to the declining balance of the unrecovered cost.

                        b) Operating Leases

                        Operating leases consists of vehicles which do not meet the direct financing lease criteria. The majority of these leases contain closed-end lessee purchase options, or closed end leases with no purchase option.

                        Vehicles which are classified as operating leases are stated at cost less accumulated depreciation and unamortized capital cost reduction payment.

                        Depreciation is computed on a straight-line basis over the terms of the leases to estimated residual values at expiration of the lease periods.

                        Rentals from operating leases are recognized as revenue over the life of the lease on the straight-line basis and expenses are charged against such revenue as incurred.

                        Initial lessee capital cost reduction payments are amortized on a straight line basis consistent with depreciation periods.

                        Initial direct costs are included as a component of the equipment held and are amortized on a straight-line basis over the lives of the related leases.

                          RIT AUTO LEASING GROUP, INC.
                    NOTES TO COMPARATIVE FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

********************************************************************************

NOTE A                  Summary of Accounting Policies (continued)

                        c) Vehicle Inventory

                        Represents vehicles returned upon lease termination's and held for sale or re-lease. Amounts are stated at the lower of net book value or market. It is management's estimate that the fair market value of their offlease and paid off vehicles is $698,000.00. Subsequent to the issuance of this report, the Company has liquidated $190,950 of this inventory.

                        d) Property and Equipment

                        Depreciation of property and equipment is computed on the straight-line method over the estimated useful lives of the related assets.

                        e) Net Leasing Income

                        Income from leasing activities includes revenues from direct financing leases, rentals from operating leases and proceeds from sales of vehicles. Cost and expenses primarily represent the net book value of vehicles sold.

                        f) Gain on Sale of Autos'

                        Represents the net gain derived from the sale of auto's classified as operating leases.

                                                           1997        1996
                        Gross Sales Proceeds             $860,382    $826,916
                        Net Depreciated Basis            $179,550    $170,948
                                                         --------    --------
                        Gain on Sale                     $680,832    $655,968
                                                         --------    --------

NOTE B                  Investment in Direct Financing Leases

                        The investment in direct financing leases consists of the following.

                                                            1997        1996
                        Future Lease payments           $6,213,946   $7,406,264
                        Lease purchase Options           2,583,711    2,338,820
                                                        ----------   ----------
                                                        $8,797,657   $9,745,084

                        Unearned income (net of
                          unamortized initial direct
                          costs)                         1,708,359    1,888,688
                                                        ----------   ----------
                                                        $7,112,736   $7,856,396
                                                        ==========   ==========

                        In the opinion of Management, no allowance for uncollectibles was deemed necessary.

                        Future Lease payments and lessee purchase options due are summarized as follows:

                           RIT AUTO LEASING GROUP INC.
                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

********************************************************************************

NOTE B                 Investment In Direct Financing Leases (continued)

                       Year ending December 31     1997              1996
                       -----------------------
                              1996             $    -0-           $2,241,639
                              1997              3,325,912          2,319,083
                              1998              2,089,617          2,093,112
                              1999              1,297,621          1,297,863
                              2000                892,001          1,195,040
                              2001                619,221            598,347
                              2002                573,285                -0-
                                               ----------         ----------
                                               $8,797,657         $9,745,084
                                               ==========         ==========

NOTE C                 Operating Leases

                       Future minimum rental payments due, (excluding unguaranteed residual values of approximately $244,905 and $378,125) are summarized as follows:

                       Year ending December 31     1997               1996
                       -----------------------
                              1997                $   -0-           $231,435
                              1998                239,070            185,148
                              1999                191,111            111,089
                              2000                114,753             92,574
                              2001                 95,114             46,287
                              2002                 24,237                -0-
                                                 --------           --------
                                                 $664,285           $666,533
                                                 ========           ========

NOTE D                 Loans Payable

                       Represents borrowings for leased vehicles under several separate credit facilities which are materially identical in their terms and conditions. The obligations are collateralized by the leases and first lien on each vehicle. The shareholders have also guaranteed the loans. The obligations are payable on a monthly basis. Interest range from 8% to 14% per annum.

                           RIT AUTO LEASING GROUP INC.
                          NOTES TO FINANCIAL STATEMENTS
                  FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

********************************************************************************

NOTE E            Income Taxes

                  Income taxes are provided for the tax effects of the transactions reported on the financial statements and consists of taxes currently due, plus deferred taxes. Deferred taxes are recorded to provide for differences between the basis of assets and liabilities for financial and income tax purposes. The differences relate to, primarily, to revenue recognition and depreciation expense for assets for leasing transactions. The deferred taxes payable represent the future tax consequences of those differences. These differences will be taxable when the liability is settled.

NOTE F            Related Party Transactions

                  The Company leases space from a related party. The minimum annual rental payments are $72,000. per annum, plus escalation's. In 1997 and 1996 rent expenses to the related party was $75,550 and $47,648 respectively.

                                SCHEDULE 3.04(b)

                             RIT Income Tax Returns

                                  SCHEDULE 3.08

                                 RIT Litigation